LOAN MODIFICATION AGREEMENT

      THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 30th day of June, 2005, by and between WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to SouthTrust Bank (hereinafter referred to as "Wachovia" or "SouthTrust") and GALAXY NUTRITIONAL FOODS, INC., a Delaware corporation, f/k/a Galaxy Foods Company, a Delaware corporation ("Galaxy Foods").

                              W I T N E S S E T H:

      WHEREAS, Wachovia Loan Number 0955249991/59190 ($10,131,984.85 Renewal Promissory Note - Galaxy Foods - Wachovia) includes, but is not limited to, the following loan documents:

      a. Promissory Note dated March 10, 2000, in the principal amount of $8,500,000.00, from Galaxy Foods to SouthTrust;

      b. Renewal Promissory Note dated September 15, 2000, in the original principal amount of $10,000,000.00, from Galaxy Foods to SouthTrust;

      c.    Loan Agreement dated March 10, 2000, between Galaxy Foods and
            SouthTrust;

      d.    Security Agreement dated March 10, 2000, from Galaxy Foods to
            SouthTrust;

      e. Uniform Commercial Code Financing Statement from Galaxy Foods to SouthTrust (recorded on March 28, 2000, in Official Records Book 5969, Page 1869, Public Records of Orange County, Florida);

      f. Uniform Commercial Code Financing Statement from Galaxy Foods to SouthTrust (filed on March 30, 2000 with the Florida Secretary of State, File #200000074062);

      g. Uniform Commercial Code Financing Statement of Change from Galaxy Foods to SouthTrust (filed on November 19, 2001 with the Florida Secretary of State, File #200190380894);

      h. Uniform Commercial Code Financing Statement Amendment (filed on January 7, 2005 with the Florida Secretary of State, File #200508698098);

      i. Amendment of Loan Agreement dated August 14, 2000, from Galaxy Foods to SouthTrust;

      j. Amendment to Security Agreement dated October, 2000, from Galaxy Foods to SouthTrust;

      k. Renewal Promissory Note dated May 28, 2003, in the original principal amount of $10,131,984.85, from Galaxy Foods to SouthTrust;

      l. Amendment of Security Agreement dated May 28, 2003, from Galaxy Foods to SouthTrust; and

      m. Amendment of Loan Agreement dated May 28, 2003, from Galaxy Foods to SouthTrust.

The documents described above and all additional loan documents relating to the above described documents or the Loan shall be referred to herein collectively as the "Loan Documents". For purposes of this Agreement the term "Loan" shall mean Wachovia Loan Number 0955249991/59190, represented by the Loan Documents. For purposes of this Agreement, the term "Loan Agreement" shall mean, collectively, the documents described in subsections c., i., and m. above, as the same have been, or are deemed to have been, amended from time to time.

      WHEREAS, the parties to this Agreement desire to modify the above-referenced Loan Documents, which are the subject of the Loan, according to the following terms and conditions.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. REMAINING PRINCIPAL BALANCE AND PAYMENTS UNDER $10,131,984.85 RENEWAL PROMISSORY NOTE AND RELATED LOAN DOCUMENTS (LOAN NUMBER 0955249991/59190). The parties hereto agree that the Loan will mature on July 31, 2006. The current principal balance due under the Loan is $7,911,984.85 (as of June 29, 2005). In connection with this Agreement, Galaxy Foods shall pay to Wachovia a total sum of $60,000.00 (consisting of: (a) $50,000.00 representing the loan modification fee; and (b) $10,000.00 representing Wachovia's attorneys' fees and costs), which sum shall be payable in two installments of $30,000. The first installment shall be payable upon the closing of this loan modification and the second shall be payable on August 1, 2005. Commencing on July 1, 2005, and continuing on the first day of each month thereafter until July 31, 2006 at which time the Loan shall mature and be due and all sums due thereunder, including all principal, interest, late charges, costs and attorneys' fees shall be payable in full, Galaxy Foods shall make a monthly payment in the amount of $110,000 in principal, together with accrued but unpaid interest (Wachovia's Base Rate + 1%) to Wachovia. Should Galaxy Foods fail to pay when due, subject to any applicable grace or cure periods, any of the sums or monthly payments described above, or to satisfy the Loan in full by July 31, 2006, time being expressly of the essence, then Wachovia shall be entitled to the remedies set forth in the Loan Documents.

      2. WAIVER OF LOAN COVENANTS, Notwithstanding any provision in the Loan Documents to the contrary, Wachovia hereby waives the application of, and compliance by Galaxy Foods with, the three (3) covenants in the Loan Documents related to Galaxy Foods' Tangible Net Worth (Section 5.01(j) of the Loan Agreement as amended), Total Liabilities to Tangible Net Worth (Section 5.01(k) of the Loan Agreement as amended) and Maximum Funded Debt to EBITDA (Section 5.01(l) of the Loan Agreement as amended) (as each such term is defined and referenced in the Loan Documents), such waiver to be effective from the original date of the Loan through July 31, 2006.

      3. SUBORDINATION AGREEMENT. Simultaneously with the execution and delivery of this Agreement, Galaxy Foods has delivered or caused to be delivered to Wachovia, a subordination agreement from Textron Financial Corporation and any other parties relating to all of the collateral securing the Loan, in a form acceptable to Wachovia in its sole discretion.

      4. DUE ON SALE OR REFINANCING CLAUSE. In addition to all other rights or restrictions conferred or imposed upon the parties under the Loan Documents, in the event of a sale, refinancing or other conveyance of all or substantially all of the property encumbered by the Loan Documents for the Loan, all sums owed to Wachovia under the Loan Documents for the Loan shall become due and payable immediately and in full upon any such sale, refinancing or other conveyance.

      5. RATIFICATION OF LOAN DOCUMENTS. The aforesaid original Loan Documents, and all of their terms, covenants, conditions, agreements and stipulations, shall remain in full force and effect, except as specifically herein modified.

      6. RELEASE BY GALAXY FOODS. Galaxy Foods acknowledges that there are no defenses, claims, offsets and/or setoffs against Wachovia or any of the amounts due under the Loan Documents, including this Agreement. Except for its rights under this Agreement, Galaxy Foods fully, wholly, absolutely and unconditionally releases, waives, relinquishes and gives up forever, all claims, demands, setoffs, defenses, counterclaims and causes of action of any kind against Wachovia.

      7. WAIVER OF JURY TRIAL. Wachovia and Galaxy Foods waives trial by jury in any proceeding which refers or relates to the Loan Documents, including this Agreement.

      8. ATTORNEYS' FEES AND COSTS CONCERNING AGREEMENT. The prevailing party shall be entitled to recover its reasonable costs and attorneys' fees, at both the trial and appellate levels, in any litigation concerning this Agreement or the other Loan Documents.

      9. AGREEMENT TO BE INTERPRETED BY LAWS OF FLORIDA. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Florida without regard to conflicts of laws principles.

      10. EFFECTIVE DATE/CLOSING. The effective date of this Agreement shall be July 1, 2005.

      11. DELIVERY OF PAYMENTS TO WACHOVIA. All payments hereunder are to be delivered to Wachovia/SouthTrust Bank as directed on the monthly invoices.

      12. AGREEMENT TO EXECUTE AND DELIVER DOCUMENTS AND COOPERATE. The parties agree that they respectively shall, upon being requested by the other party to do so, execute and deliver promptly any and all such notes, agreements, guaranties, deeds, assignments, authorizations, instruments, papers or documents of any and every kind and character as may be reasonably required, necessary or proper for the purpose of giving full force and effect to this Agreement and to the covenants, conditions, and agreements contained herein. Furthermore, the parties agree to cooperate and to do all things reasonably necessary to accomplish the terms of this Agreement.

      13. COPIES. Any true executed copy of this Agreement shall be deemed to constitute an original of the same.

      14. CONSTRUCTION OF AGREEMENT AND INTERPRETATION OF AMBIGUITIES OR DOUBTFUL LANGUAGE. No provision in this Agreement shall be interpreted for or against either party because that party's attorney drafted such provision.

      15. ENTIRE AGREEMENT. This Agreement represents the full, complete and entire agreement between the parties concerning the modification of the Loan. This Agreement may only be modified in writing, signed by all parties. Notwithstanding the foregoing, all Loan Documents shall remain in full force and effect until fully satisfied according to the terms and conditions of the Loan Documents, as modified by this Agreement.

       [remainder of page intentionally left blank - signatures to follow]

      IN WITNESS WHEREOF, this Loan Modification Agreement has been agreed to and executed by the undersigned as of this 30th day of June, 2005.

                                   GALAXY NUTRITIONAL FOODS, INC., a Delaware corporation, f/k/a Galaxy Foods Company, a Delaware corporation


---------------------------        By: /s/ Salvatore Furnari
                                       --------------------------------
PRINTED:                               SALVATORE FURNARI
        -------------------            As Its Chief Financial Officer

---------------------------
PRINTED:
        -------------------

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   successor by merger to
                                   SouthTrust Bank


---------------------------      By: /s/ Kathi M. Gilbert
                                      -----------------------------------------
PRINTED:                              KATHI M. GILBERT
         ------------------           As Its Senior Vice President
---------------------------
PRINTED:
        -------------------